UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 6, 2012

MINDSPEED TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31650	01-0616769
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 MacArthur Boulevard, East Tower

Newport Beach, California 92660-3095

(Address of Principal Executive Offices) (Zip Code)

(949) 579-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on February 7, 2012 by Mindspeed Technologies, Inc. (“Mindspeed” or the “Company”), on February 6, 2012, the Company completed its acquisition of the Picochip Entities (as defined below) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company; picoChip Inc., a Delaware corporation (“Picochip US”); Picochip Limited, a private company limited by shares registered in England and Wales and a wholly owned subsidiary of Picochip US (“Picochip UK”); Platinum Acquisition (UK) Limited, a private company limited by shares registered in England and Wales and a wholly owned subsidiary of the Company (“UK Acquiror”); Platinum Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of UK Acquiror (“US Acquiror”); and Shareholder Representative Services LLC, a Colorado limited liability company appointed to act as agent and attorney-in-fact on behalf of the stockholders of Picochip US for certain purposes under the Merger Agreement. Picochip UK and Picochip US are referred to herein as the “Picochip Entities” or “picoChip” and the Company, UK Acquiror, and US Acquiror are referred to herein as the “Mindspeed Entities.”

The merger consideration payable to the stockholders of Picochip US by the Mindspeed Entities pursuant to the Merger Agreement consisted of approximately $26,750,000 in cash (less certain deductions) and the issuance of an aggregate of 5,190,625 shares of Mindspeed’s authorized common stock, par value $0.01 per share. Of such aggregate cash consideration, approximately $13,500,000 was deposited in escrow to satisfy the Picochip US stockholder indemnification obligations under the Merger Agreement. The cash consideration payable to the stockholders of Picochip US was financed in part with the loan and security agreement described in Item 1.01 of the Company’s Current Report on Form 8-K filed on February 7, 2012.

Under the Merger Agreement, the Mindspeed Entities may become obligated to make additional earn-out payments, contingent on the achievement of milestones relating to, among other things: (i) revenues associated with sales of certain Picochip Entities’ products for the period beginning on the closing of the Merger and ending on December 31, 2012; and (ii) product and business development milestones. The maximum amount payable upon achievement of the revenue and development milestones is $25,000,000. Earnout payments, if any, will be paid in the first quarter of calendar year 2013, and the Mindspeed Entities may make earnout payments in the form of cash, stock or any combination thereof, provided that in no event may the aggregate number of shares of Mindspeed common stock issued in connection with the Merger Agreement exceed 19.99% of the outstanding shares or voting power of Mindspeed’s common stock as of the effectiveness of the Merger. In the event this share limitation applies, Mindspeed would be responsible for paying the balance of any earnout payments in cash.

For financial statement reporting purposes, Mindspeed valued the shares of its common stock issued in the merger in accordance with generally accepted accounting principles in the United States. These valuations varied from those determined in accordance with the Merger Agreement.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which will be filed with Mindspeed’s Quarterly Report on Form 10-Q for the quarter ended March 30, 2012.

This Amendment No. 1 to the Current Report on Form 8-K filed on February 7, 2012 is being filed to include the consolidated financial statements of Picochip US , as required by Item 9.01(a) of Form 8-K and pro forma financial information, as required by Item 9.01(b) of Form 8-K.

This Current Report on Form 8-K/A (and the Current Report on Form 8-K amended hereby) contains forward-looking statements within the meaning of applicable federal securities laws. Forward-looking statements include statements concerning the anticipated impact of the merger. Forward-looking statements are subject to substantial risks and uncertainties that could cause actual results and events to differ materially from those stated in the forward-looking statements. In particular, Mindspeed cannot provide any assurances that the anticipated revenue and expense synergies of the merger will be achieved or that the markets for the products of the combined companies will develop as Mindspeed currently anticipates. The merger is also subject to inherent risks and uncertainties, including, among others, risks associated with the successful integration of geographically separate organizations; the potential for litigation relating to intellectual property rights; the ability to integrate the companies’ technologies; the potential for employee attrition; and the various risks and uncertainties associated with doing business in international markets. Mindspeed’s existing business is also subject to numerous risks and uncertainties independent of the merger, including fluctuations in its operating results and future operating losses; loss of or diminished demand from one or more key customers or distributors; the ability to successfully develop and introduce new products; pricing pressures; and the potential for intellectual property litigation. Additional risks and uncertainties that could cause Mindspeed’s actual results to differ materially from those set forth in any forward-looking statements are discussed in more detail under the caption “Risk Factors” in Mindspeed’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011 and in Mindspeed’s future filings with the SEC.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of business acquired

The following audited financial statements and related independent registered public accounting firm’s report are filed herewith as Exhibit 99.1:

•	Audited consolidated balance sheets of picoChip, Inc. as of December 31, 2010 and 2009;

•

Audited consolidated statements of operations, redeemable convertible preferred stock and stockholders’ deficit and cash flows of picoChip, Inc. for each of the two years in the period ended December 31, 2010;

•	Unaudited interim consolidated balance sheet of picoChip, Inc. as of September 30, 2011; and

•

Unaudited interim consolidated statements of operations and cash flows of picoChip, Inc. for the nine months ended September 30, 2011 and 2010 and unaudited interim consolidated statement of redeemable convertible preferred stock and stockholders’ deficit for the nine months ended September 30, 2011.

(b)	Pro forma financial information

The following pro forma financial information and related notes are filed herewith as Exhibit 99.2:

•	Unaudited pro forma combined balance sheet as of September 30, 2011; and

•	Unaudited pro forma combined statement of operations for the twelve months ended September 30, 2011.

(d)	Exhibits

23.1	Consent of Independent Auditor.

99.1	Audited Financial Statements and Unaudited Interim Financial Statements of picoChip, Inc.

99.2	Unaudited Pro Forma Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDSPEED TECHNOLOGIES, INC.

Date: April 18, 2012	By:	/s/ Stephen N. Ananias
Stephen N. Ananias
Senior Vice President and Chief Financial Officer